SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              April 15, 2002
                                                              --------------


                               Adolor Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-26929                   31-1429198
           --------                 ---------                   ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


620 Pennsylvania Drive, Exton, PA                                19341
---------------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (484) 595-1500
                                                     --------------


Not Applicable
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.       Other Events.

         On April 15, 2002, Adolor Corporation, a Delaware corporation (the "Company"), announced that the Company entered into a Collaboration Agreement, dated as of April 14, 2002, between the Company and Glaxo Group Limited for the exclusive worldwide development and commercialization of alvimopan (formerly known as ADL 8-2698). The press release issued by the Company concerning the Collaboration Agreement is attached to this Report as Exhibit 99.1.


Item 7(c).        Exhibits.


99.1              Press Release of the Company, dated April 15, 2002.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                              ADOLOR CORPORATION



                                              By: /s/ Peter J. Schied
                                                 ------------------------------
                                                 Name:   Peter J. Schied
                                                 Title:  Senior Vice President
                                                         and Chief Financial
                                                         Officer





Dated:  April 30, 2002